                                                                      EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of United Auto Group, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Roger
S. Penske and James R. Davidson, Principal Executive Officer and Principal Financial Officer, respectively of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


    1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Roger S. Penske
----------------------------------
Roger S. Penske
Chief Executive Officer

August 13, 2003



/s/ James R. Davidson
----------------------------------
James R. Davidson
Executive Vice President - Finance
(Principal Financial Officer)

August 13, 2003




A signed original of this written statement required by Section 906 has been provided to United Auto Group, Inc. and will be retained by United Auto Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.